Exhibit 99.1

News Release

Media Contact:
Lesley Weisenbacher
Vice President, Marketing
312.540.6623 | lesley.weisenbacher@merge.com

MERGE REPORTS RECORD FIRST QUARTER SALES
Successfully Refinances Existing Debt at Half the Interest Rate

Chicago, IL (May 1, 2013) Merge Healthcare Incorporated (NASDAQ: MRGE), a leading provider of clinical systems and innovations that seek to transform healthcare, today announced its financial and business results for the first quarter of 2013.

“Our record first quarter results, combined with our successful debt refinancing, provides a solid start to the year, an immediate benefit to our bottom-line and confidence in our long-term financial health and stability,” said Jeff Surges, CEO of Merge Healthcare. “As health systems look beyond their electronic health record (EHR) implementations and to their next set of strategic priorities, including Meaningful Use Stage Two, we expect to see continued momentum and adoption of our enterprise imaging and subscription-based offerings.”

Financial Highlights:
-	Sales increased to $63.6 million ($64.0 million on a pro forma basis) in the quarter, from $61.0 million ($61.6 million on a pro forma basis) in the first quarter of 2012;
-
Adjusted EBITDA was $12.5 million, representing 19.5% of pro forma revenue in the quarter, compared to $12.5 million and 20.3% in the first quarter of 2012 (see table at end of this press release for reconciliation);

-	Subscription-based pricing arrangements generated 15% of total sales in the quarter and subscription backlog grew 16% in the quarter and 74% in the last year; and

Business Highlights:
-
Announced debt refinancing, which entailed replacing existing 11.75% Notes with a new senior secured credit facilities consisting of a six-year term loan of $255 million and a five-year revolving credit facility of up to $20 million at an initial rate of 6%;

-	Added 11 iConnect® contracts with leading healthcare systems including Johns Hopkins, Orion Health, St. Vincent’s Healthcare and Southern Illinois Healthcare, among others;
-	Executed 7 contracts for Merge HoneycombTM solutions, with clients including Outpatient Imaging Affiliates, Southcoast Medical Imaging and Tri-Valley Orthopaedics, among others;
-
Extended and renewed strategic relationships with both Ascension Health, one of the largest health systems in the US, and Centers for Diagnostic Imaging (CDI), one of the largest imaging center chains in the country;

-	Backlog in the DNA segment grew from $34.9M to $40.9M and is 100% subscription revenue based.

Quarter Results:

Results compared to the same quarter in the prior year on a GAAP basis are as follows (in millions, except per share data):

	Q1 2013	Q1 2012
Net sales	$63.6	$61.0
Operating income	5.3	5.7
Net loss	(6.5)	(1.8)
Net loss per diluted share	$(0.07)	$(0.02)

Cash balance at period end	$44.5	$39.9
Cash from business operations*	9.2	2.5

*See table at the back of this earnings release.

Pro forma results and other, non-GAAP measures compared to the same quarter in the prior year are as follows (in millions, except percentages and per share data):

	Q1 2013	Q1 2012
Pro forma results
Net sales	$64.0	$61.6
Adjusted net income (loss)	(0.5)	2.9
Adjusted EBITDA	12.5	12.5

Adjusted net income (loss) per diluted share	$(0.01)	$0.03
Adjusted EBITDA per diluted share	$0.13	$0.13

Non-GAAP and other measures
Subscription, maintenance & EDI revenue as % of net sales	58.4%	57.5%
Subscription and non-recurring backlog at period end	$76.5	$63.2
Days sales outstanding	104	103

A reconciliation of GAAP net income (loss) to adjusted net income and adjusted EBITDA is included after the financial information below.

Pro Forma Operating Group Results:
Results (in millions) for our operating groups are as follows:

	Three Months Ended March 31, 2013
	Healthcare	DNA	Corporate/Other	Total
Net sales:
Software and other	$18.0	$5.7		$23.7
Service	8.2	4.1		12.3
Maintenance	27.4	0.6		28.0
Total net sales	53.6	10.4		64.0
Gross Margin	32.5	3.2		35.7
Gross Margin %	60.6%	30.8%		55.8%
Expenses	23.1	3.4		26.5
Segment income (loss)	$9.4	$(0.2)		$9.2
Operating Margin %	17.5%	-1.9%		14.4%
Net corporate/other expenses (1)			12.4	12.4
Loss before income taxes				(3.2)
Adj. EBITDA reconciling adjustments	5.2	1.2	9.3	15.7
Adjusted EBITDA	$14.6	$1.0	$(3.1)	$12.5
Adjusted EBITDA %	27.2%	9.6%		19.5%

(1) Net corporate/other expenses include public company costs, corporate administration costs, acquisition-related expenses and net interest expense.

	Net Sales in the Three Months Ended March 31, 2013					Backlog as of March 31, 2013
	Healthcare		DNA			Healthcare		DNA
Revenue Source	$	%	$	%	Total	$	%	$	%	Total
Maintenance & EDI (1)	$27.4	51.1%	$0.6	5.8%	43.8%
Subscription	1.7	3.2%	7.7	74.0%	14.6%	$11.8	33.1%	$40.9	100.0%	68.9%
Non-recurring	24.5	45.7%	2.1	20.2%	41.6%	23.8	66.9%	-	0.0%	31.1%
Total	$53.6	100.0%	$10.4	100.0%	100.0%	$35.6	100.0%	$40.9	100.0%	100.0%
	83.8%		16.2%			46.5%		53.5%

(1) Due to the variability in timing and length of maintenance renewals, we do not believe backlog for this revenue component is a meaningful disclosure.

Explanation of Non-GAAP Financial Measures
We report our financial results in accordance with generally accepted accounting principles or GAAP. This press release includes certain non-GAAP financial measures to supplement its GAAP information. Non-GAAP measures are not an alternative to GAAP and may be different from non-GAAP measures used by other companies. A quantitative reconciliation of GAAP net income available to common shareholders to adjusted net income and adjusted EBITDA is included after the financial information included in this press release.

Management believes that the presentation of non-GAAP results, when shown in conjunction with corresponding GAAP measures, provides useful information to it and investors regarding financial and business trends related to results of operations, because certain charges, costs and expenses reflect events that are not essential to recurring business operations. In addition, management believes these non-GAAP measures provide investors useful information regarding the underlying performance of the post-acquisition business operations when compared to the pre-acquisition results of Merge and any significant acquired company.  Purchase accounting adjustments made in accordance with GAAP can make it difficult to make meaningful comparisons of the underlying operations of the business without considering the non-GAAP adjustments that are provided and discussed herein. Further, management believes that these non-GAAP measures improve its and investors’ ability to compare Merge’s financial performance with other companies in the technology industry. Management also uses financial statements that exclude these charges, costs and expenses for its internal budgets.  While GAAP results are more complete, these supplemental metrics are offered since, with reconciliations to GAAP, they may provide greater insight into our financial results. Management does not intend the presentation of these non-GAAP financial measures to be considered in isolation or as a substitute for results prepared in accordance with GAAP.

Additional information regarding the non-GAAP financial measures presented is as follows:

-	Pro forma revenue consists of GAAP revenue as reported, adjusted to add back the acquisition related sales adjustments (for all significant acquisitions) recorded for GAAP purposes.
-
Subscription revenue and the related backlog is comprised of software, hardware and professional services (including installation, training, etc.) contracted with and payable by the customer over a number of years.  Generally, these contracts will include a minimum volume / dollar commitment.  As such, the revenue from these transactions is recognized ratably over an extended period of time.  These types of contracts will include monthly payments (including leases), long-term clinical trials, renewable annual software arrangements (with very high renew rate), to specify a few methods.

-
Non-recurring revenue and related backlog represents revenue that we anticipate recognizing in future periods from signed customer contracts as of the end of the period presented.  Non-recurring revenue is comprised of perpetual software license sales and includes licenses, hardware and professional services (including installation, training and consultative engineering services).

-
Adjusted net income consists of GAAP net income available to common stockholders, adjusted to exclude (a) acquisition-related costs, (b) restructuring and other costs, (c) stock-based compensation expense, (d) acquisition-related amortization (e) acquisition-related cost of sales adjustments and add backs, and (f) acquisition-related sales adjustments.

-
Adjusted EBITDA adjusts GAAP net income available to common stockholders for the items considered in adjusted net income as well as (a) remaining depreciation and amortization, (b) net interest expense, (c) non-cash preferred stock dividends and (d) income tax expense (benefit).

-
Cash from business operations reconciles the cash generated from such operations to the change in GAAP cash balance for the period by reflecting payments of liabilities associated with our acquisitions, payments of acquisition related fees, interest payments and other payments and receipts of cash not generated by the business operations.

Management has excluded certain items from non-GAAP adjusted net income because it believes (i) the amount of certain expenses in any specific period may not directly correlate to the underlying performance of business operations and (ii) the adjustment facilitates comparisons of pre-acquisition results to post-acquisition results.  In addition, the following adjustments are described in more detail below:

-
Acquisition-related amortization expense is a non-cash expense arising from the acquisition of intangible assets in connection with significant acquisitions. Management excludes acquisition-related amortization expense from non-GAAP net income because it believes such expenses can vary significantly between periods as a result of new acquisitions and full amortization of previously acquired intangible assets.

-
Stock-based compensation expense is a non-cash expense arising from the grant of stock awards to employees and is excluded from non-GAAP net income because management believes such expenses can vary significantly between periods as a result of the timing of grants of new stock-based awards, including grants to new employees resulting from acquisitions.

-
Acquisition-related sales and costs of sales adjustments reflect the fair value adjustment to deferred revenues acquired in connection with significant acquisitions. The fair value of deferred revenue represents an amount equivalent to the estimated cost plus an appropriate profit margin to perform services-related software and product support, which assumes a legal obligation to do so, based on the deferred revenue balances as of the date the acquisition of a significant company was completed. Management adds back this deferred revenue adjustment, net of related costs, for non-GAAP revenue and non-GAAP net income because it believes the inclusion of this amount directly correlates to the underlying performance of operations and facilitates comparisons of pre-acquisition to post-acquisition results.

Notice of Conference Call
Merge will host a conference call at 8:30 AM ET on Wednesday, May 1st. The call will address first quarter results, followed by a business update on the company’s market outlook and strategies for 2013 and will be led by Jeff Surges, Justin Dearborn, and Steve Oreskovich.

Participants may preregister for this teleconference at http://emsp.intellor.com?p=412375&do=register&t=8. Once the participant registers, a confirmation page will display dial-in numbers and a unique PIN, and the participant will also receive an email confirmation of this information.

A replay via the Internet or phone will be available after the call at http://www.merge.com/Company/Investors/Conference-Call-Info.aspx.

About Merge
Merge is a leading provider of clinical systems and innovations that seek to transform healthcare.  Merge’s enterprise and cloud-based solutions for image intensive specialties provide access to any image, anywhere, any time. Merge also provides health stations, clinical trials software and other health data and analytics solutions that engage consumers in their personal health. With solutions that are used by providers and consumers and include more than 25 years of innovation, Merge is helping to reduce costs and improve the quality of healthcare worldwide. For more information, visit merge.com.

Cautionary Notice Regarding Forward-Looking Statements
The matters discussed in this news release may include forward-looking statements, which could involve a number of risks and uncertainties. When used in this press release, the words “will,” “believes,” “intends,” “anticipates,” “expects” and similar expressions are intended to identify forward-looking statements. Actual results could differ materially from those expressed in, or implied by, such forward-looking statements. Except as expressly required by the federal securities laws, the Company undertakes no obligation to update such factors or to publicly announce the results of any of the forward-looking statements.

MERGE HEALTHCARE INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	March 31, 2013	December 31, 2012
	(Unaudited)
Current assets:
Cash (including restricted cash)	$44,538	$35,875
Accounts receivable, net	72,615	72,065
Inventory	4,956	5,979
Prepaid expenses	6,196	4,972
Deferred income taxes	3,135	3,135
Other current assets	23,497	21,621
Total current assets	154,937	143,647

Property and equipment, net	4,695	4,964
Purchased and developed software, net	17,824	19,007
Other intangible assets, net	33,189	35,628
Goodwill	214,269	214,312
Deferred tax assets	4,269	7,041
Other assets	11,716	12,254
Total assets	$440,899	$436,853

Current liabilities:
Accounts payable	$25,756	$24,438
Interest payable	12,344	4,944
Accrued wages	5,929	5,881
Restructuring accrual	1,213	222
Other current liabilities	9,517	12,606
Deferred revenue	54,851	52,355
Total current liabilities	109,610	100,446

Notes payable	250,228	250,046
Deferred income taxes	3,046	3,046
Deferred revenue	785	894
Income taxes payable	1,096	1,040
Other liabilities	3,156	3,920
Total liabilities	367,921	359,392
Total Merge shareholders' equity	72,546	77,011
Noncontrolling interest	432	450
Total shareholders' equity	72,978	77,461
Total liabilities and shareholders' equity	$440,899	$436,853

MERGE HEALTHCARE INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except for share and per share data)

	Three Months Ended March 31,
	2013	2012
	(unaudited)	(unaudited)
Net sales
Software and other	$23,571	$22,757
Professional services	12,123	9,440
Maintenance and EDI	27,940	28,781
Total net sales	63,634	60,978
Cost of sales
Software and other	11,767	8,529
Professional services	6,525	5,892
Maintenance and EDI	8,089	8,683
Depreciation and amortization	1,810	1,879
Total cost of sales	28,191	24,983
Gross margin	35,443	35,995
Operating costs and expenses:
Sales and marketing	10,366	10,924
Product research and development	8,525	7,592
General and administrative	7,119	8,637
Acquisition-related expenses	269	362
Restructuring and other expenses	1,229	-
Depreciation and amortization	2,653	2,807
Total operating costs and expenses	30,161	30,322
Operating income	5,282	5,673
Other income (expense), net	(8,760)	(7,931)
Loss before income taxes	(3,478)	(2,258)
Income tax expense (benefit)	3,015	(395)
Net loss	(6,493)	(1,863)
Less: noncontrolling interest's share	(18)	(21)
Net loss available to common shareholders	$(6,475)	$(1,842)

Net loss per share - basic	$(0.07)	$(0.02)

Weighted average number of common shares outstanding - basic	93,301,277	91,334,309

Net loss per share - diluted	$(0.07)	$(0.02)
Weighted average number of common shares outstanding - diluted	93,301,277	91,334,309

MERGE HEALTHCARE INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

		Three Months Ended March 31,
		2013	2012
		(unaudited)	(unaudited)
Cash flows from operating activities:
Net loss		$(6,493)	$(1,863)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation, amortization and impairment		4,463	4,686
Share-based compensation		1,643	1,199
Change in contingent consideration for acquisitions		-	(297)
Amortization of notes payable issuance costs & discount		736	649
Provision for doubtful accounts receivable and allowances, net of recoveries		85	524
Deferred income taxes		2,772	(95)
Unrealized loss on equity security		441	-
Net change in assets and liabilities (net of effects of acquisitions)		5,040	(2,632)
Net cash provided by operating activities		8,687	2,171
Cash flows from investing activities:
Cash paid for acquisitions, net of cash acquired		-	(500)
Purchases of property, equipment and leasehold improvements		(393)	(1,743)
Net cash used in investing activities		(393)	(2,243)
Cash flows from financing activities:
Proceeds from exercise of stock options and employee stock purchase plan		396	745
Principal payments on notes payable		(5)	(27)
Principal payments on capital leases		(103)	(41)
Net cash provided by financing activities		288	677
Effect of exchange rate changes on cash		81	(12)
Net increase in cash and cash equivalents		8,663	593
Cash and cash equivalents, beginning of period (net of restricted cash)	(1)	35,062	38,565
Cash and cash equivalents, end of period (net of restricted cash)	(2)	$43,725	$39,158

(1)  Restricted cash of $813 and $707 as of December 31, 2012 and 2011, respectively.
(2)  Restricted cash of $813 and $707 as of March 31, 2013 and 2012, respectively.

MERGE HEALTHCARE INCORPORATED AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS TO ADJUSTED EBITDA
(in thousands, except for share and per share data)
(unaudited)

	Three Months Ended March 31,
	2013	2012
Net loss available to common shareholders of Merge	$(6,475)	$(1,842)
Acquisition-related costs	269	362
Restructuring and other	1,229	-
Share-based compensation expense	1,643	1,199
Amortization of significant acquisition intangibles	2,506	2,726
Acquisition-related sales adjustments	385	574
Acquisition-related cost of sales adjustments	(76)	(129)
Adjusted net income (loss)	$(519)	$2,890
Depreciation and amortization	1,957	1,960
Net interest expense	8,049	8,040
Income tax expense	3,015	(395)
Adjusted EBITDA	$12,502	$12,495

Adjusted net income (loss) per share - diluted	$(0.01)	$0.03
Adjusted EBITDA per share - diluted	$0.13	$0.13

Fully diluted shares (if net income)	94,847,633	94,690,056

	Pro Forma Three Months Ended March 31,
	2013	2012
Net loss available to common shareholders of Merge	$(6,166)	$(1,397)
Acquisition-related costs	269	362
Restructuring and other	1,229	-
Share-based compensation expense	1,643	1,199
Amortization of significant acquisition intangibles	2,506	2,726
Adjusted net income (loss)	$(519)	$2,890
Depreciation and amortization	1,957	1,960
Net interest expense	8,049	8,040
Income tax expense	3,015	(395)
Adjusted EBITDA	$12,502	$12,495

Adjusted net income (loss) per share - diluted	$(0.01)	$0.03
Adjusted EBITDA per share - diluted	$0.13	$0.13

Fully diluted shares (if net income)	94,847,633	94,690,056

MERGE HEALTHCARE INCORPORATED AND SUBSIDIARIES
CASH FROM BUSINESS OPERATIONS
(unaudited)

	Three Months Ended March 31,
	2013	2012
	(amounts in millions)
Cash received from (paid for):
Acquisitions	-	(0.5)
Restructuring initiatives	(0.2)	(0.2)
Acquisition related costs	(0.2)	(0.2)
Proceeds from stock option exercises	0.3	0.7
Property and equipment purchases	(0.4)	(1.7)
Business operations	9.2	2.5
Increase in cash	$8.7	$0.6